UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2016

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25/28 North Wall Quay Dublin 1, Ireland		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +(353) (0)1 649 2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 15, 2016, the Company held its 2016 Annual General Meeting. The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s Proxy Statement. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2017 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	50,684,427	1,809,184	1,307	737,983
Joseph W. Brown	52,448,915	44,696	1,307	737,983
James W. Crystal	51,095,651	1,397,960	1,307	737,983
Raphael L. de Balmann	52,448,915	44,696	1,307	737,983
Seth J. Gersch	51,901,960	591,651	1,307	737,983
John H. Howes	52,401,776	91,835	1,307	737,983
Bruce Lederman	52,420,085	71,039	3,794	737,983
Larry N. Port	52,400,514	90,064	4,340	737,983
Cynthia Y. Valko	51,921,793	571,768	1,357	737,983

Proposal 2: To act on a matter concerning Global Indemnity Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Global Indemnity Reinsurance Company, Ltd.

The following individuals were elected to Global Indemnity Reinsurance Company Ltd.’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Stephen Green	52,492,843	768	1,307	737,983
Terence J. Power	52,463,982	768	30,168	737,983
Cynthia Y. Valko	52,490,843	2,768	1,307	737,983
Marie-Joelle Chapleau (alternative director)	52,463,982	768	30,168	737,983
Grainne Richmond (alternative director)	52,463,982	768	30,168	737,983

B.	To ratify the appointment of Ernst & Young, Ltd., Hamilton, Bermuda, as the independent auditor of Global Indemnity Reinsurance Company, Ltd.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
53,210,649	21,086	1,166	—

Proposal 3: To authorize the reissue price range of A ordinary shares that the Company holds as treasury shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
51,926,760	566,424	1,734	737,983

Proposal 4: To ratify the appointment of the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee to determine its fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
53,210,313	21,099	1,489	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

Date: June 16, 2016	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer